Exhibit 99.4

On Time Express, Inc.

Pro Forma Balance Sheets (Unaudited)

	June 30, 2013				June 30, 2012
	Consolidated	Pro Forma Adjustments		Pro Forma	Consolidated	Pro Forma Adjustments		Pro Forma
	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted
Assets
Current Assets
Cash and cash equivalents	$193,159	$(28,910	) (a)	$164,249	$117,147	$(12,783	) (a)	$104,364
Trade accounts receivable, net of allowance	3,875,740	—		3,875,740	3,036,628	—		3,036,628
Other receivables	36,517	—		36,517	16,067	—		16,067
Receivable from On Time Logistics, Inc.		1,420,242	(b)	1,420,242	—	396,303	(b)	396,303
Prepaid expenses and other assets	175,763	(244	) (a)	175,519	94,713	(232	) (a)	94,481
Deferred tax asset	22,000	—		22,000	27,000	—		27,000
Income tax receivable	—	—		—	76,000	—		76,000

Total current assets	4,303,179	1,391,088		5,694,267	3,367,555	383,288		3,750,843

Due from stockholder	91,421	—		91,421	155,000	—		155,000
Capitalized Loan Fees, Net	—	—		—	4,666	—		4,666
Deferred Tax Asset	203,000	—		203,000	266,000	—		266,000
Property and Equipment, Net	2,981,040	(2,573,225	) (a)	407,815	2,946,496	(2,640,694	) (a)	305,802

	$7,578,640	$(1,182,137)		$6,396,503	$6,739,717	$(2,257,406)		$4,482,311

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,211,962	$—		$2,211,962	$2,418,013	$—		$2,418,013
Accrued expenses	230,471	—		230,471	83,873	—		83,873
Income tax liability	292,000	—		292,000	—	—		—
Current portion of capital lease obligation	1,177	—		1,177	4,708	—		4,708
Current portion of long-term debt	14,634	—		14,634	—	—		—

Total current liabilities	2,750,244	—		2,750,244	2,506,594	—		2,506,594
Long-Term Liabilities
Line of credit	1,511,627	—		1,511,627	1,388,260	—		1,388,260
Capital lease obligation, net of current portion	—	—		—	1,759	—		1,759
Long-term debt, net of current portion	45,735	—		45,735	—	—		—
Notes payable, related party	—	—		—	—	—		—

Total liabilities	4,307,606	—		4,307,606	3,896,613	—		3,896,613

Stockholders’ Equity
Controlling interest in equity
Common stock	1,000	—		1,000	1,000	—		1,000
Additional paid-in capital	1,946,218	—		1,946,218	1,946,218	—		1,946,218
Retained earnings (deficit)	141,679	—		141,679	(1,361,520)	—		(1,361,520)
Non-controlling interest in equity	1,182,137	(1,182,137	) (c)	—	2,257,406	(2,257,406	) (c)	—

Total stockholders’ equity	3,271,034	(1,182,137)		2,088,897	2,843,104	(2,257,406)		585,698

	$7,578,640	$(1,182,137)		$6,396,503	$6,739,717	$(2,257,406)		$4,482,311

(a)	Eliminate assets of On Time Logistics, Inc. a Variable Interest Entity that was not acquired
(b)	Recognize the receivable due from On Time Logistics, Inc.
(c)	Eliminate the non-controlling interest in the equity of On Time Logistics, Inc. a Variable Interest Entity that was not acquired

On Time Express, Inc.

Pro Forma Statements of Operations (Unaudited)

	Six months ended June 30, 2013				Six months ended June 30, 2012
	Consolidated	Pro Forma Adjustments		Pro Forma	Consolidated	Pro Forma Adjustments		Pro Forma
	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted
Sales	$12,828,195	$—		$12,828,195	$14,596,832	$—		$14,596,832

Cost of Sales
Cost of purchased transportation	8,550,292	—		8,550,292	10,168,041	—		10,168,041
Other direct costs	1,077,835	—		1,077,835	1,187,425	—		1,187,425

	9,628,127	—		9,628,127	11,355,466	—		11,355,466

Gross Profit	3,200,068	—		3,200,068	3,241,366	—		3,241,366

Selling, General, and Administrative Expenses
Payroll	573,107	—		573,107	695,605	—		695,605
Travel and entertainment	124,966	—		124,966	101,535	—		101,535
Marketing	621	—		621	1,463	—		1,463
Motor vehicle	29,574	—		29,574	33,626	—		33,626
Professional	89,163	(1,600	) (A)	87,563	195,810	—		195,810
General and administrative	184,124	196,628	(B)	380,752	154,597	196,655	(B)	351,252
Repairs and maintenance	5,454	—		5,454	5,184	—		5,184
Depreciation and amortization	117,824	(33,735	) (A)	84,089	153,373	(33,735	) (A)	119,638
IT and telecommunication	225,557	(243	) (A)	225,314	194,182	(232	) (A)	193,950
Insurance	27,646	—		27,646	20,364	—		20,364
Finance	34,579	—		34,579	23,360	—		23,360
Bad debt recoveries	(8,037)	—		(8,037)	(7,395)	—		(7,395)

	1,404,578	161,050		1,565,628	1,571,704	162,688		1,734,392

Other Income (Expense)
Interest income	3,550	—		3,550	3,518	—		3,518
Other income	3,922	13,500	(A)	17,422	34,784	13,500	(A)	48,284
Interest expense	(39,268)	3,549	(A)	(35,719)	(52,227)	11,228	(A)	(40,999)
Gain on disposal of assets	5,475	—		5,475	5,250	—		5,250

	(26,321)	17,049		(9,272)	(8,675)	24,728		16,053

Income Before Income Taxes	1,769,169	(144,001)		1,625,168	1,660,987	(137,960)		1,523,027

Provision for Income Taxes	(918,868)	—		(918,868)	(610,073)	—		(610,073)

Net Income	$850,301	$(144,001)		$706,300	$1,050,914	$(137,960)		$912,954

(A)	Eliminate expenses of On Time Logistics, Inc. a Variable Interest Entity that was not acquired
(B)	Recognize rent expense to On Time Logistics, Inc. a Variable Interest Entity that was not acquired